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                                                                 EXHIBIT 10.10.1

                                    AMENDMENT

     Amendment dated as of April 29, 2003, but effective as of April 3, 2003, to the Trust, Pooling and Servicing Agreement dated as of March 1, 2003 relating to Thornburg Mortgage Securities Trust 2003-2, Mortgage Pass-through Certificates, Series 2003-2 among Structured Asset Mortgage Investments Inc. (the "Seller"), Deutsche Bank National Trust Company (the "Trustee"), Deutsche Bank Trust Company Delaware (the "Delaware Trustee"), Wells Fargo Bank Minnesota, National Association (the "Master Servicer"), Wells Fargo Bank Minnesota, National Association (the "Securities Administrator") and Thornburg Mortgage Home Loans, Inc. ("TMHL") (the "Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Agreement.

     WHEREAS, the parties hereto entered into the Agreement providing for the creation of Thornburg Mortgage Securities Trust 2003-2 (the "Trust"), the issuance by the Trust of its Mortgage Pass-Through Certificates, Series 2003-2 (the "Certificates") and the transfer to the Trust of the Mortgage Loans and certain other assets; and

     WHEREAS, the parties desire to amend the Agreement in certain respects as set forth herein:

     NOW, THEREFORE, in consideration of the above premises and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

               1. The Agreement is hereby amended to add a new Section 3.13(A) to read as follows:

                        "Section 3.13A. Realization upon Troubled Mortgage Loans. The Master Servicer shall have the right to sell or work out (or to cause a Servicer to sell or work out) any Mortgage Loan as to which the Master Servicer reasonably believes that default in payment is likely, provided, however, that, with respect to any such sale of a Mortgage Loan by the Master Servicer or a Servicer, the related sale price shall be no less than the Scheduled Principal Balance of such Mortgage Loan as of the last day of the Due Period immediately preceding the date of such sale plus accrued interest thereon through such sale date. Any and all proceeds from such a sale shall be deemed to be Liquidation Proceeds hereunder and any such Mortgage Loan which has been sold shall be deemed a Liquidated Mortage Loan hereunder."

               2. A new Section 11.13 is hereby added following Section 11.12 which shall read as follows:

                        "Section 11.13 Derivative Transactions. The Trust and the Trustee are authorized, at the direction and the expense of the Holder of the Class R-1 Certificate, to enter into such derivative transactions for the benefit of any Certificateholders as may be deemed desirable by the Holder of the Class R-1 Certificate, so long as (i) as evidenced by an Opinion of Counsel addressed to the Trustee (at the expense of

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                        the Holder of the Class R-1 Certificate), the inclusion
                        of such derivative in the Trust will not be inconsistent with the ERISA provisions contained herein or cause the Class A Certificates to fail to qualify for Prohibited Transaction Exemption 90-30, as amended, (ii) a REMIC Opinion (at the expense of the Holder of the Class R-1 Certificate) is delivered to the Trustee and (iii) each Rating Agency shall have confirmed in writing that the inclusion of such derivative would not result in a downgrade of its then rating of any Class of Certificates."

               3. Except as amended hereby, the Agreement shall remain in full force and effect.

               4. This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                                       STRUCTURED ASSET MORTGAGE INVESTMENTS
                                       INC., the Seller

                                       By:
                                          ---------------------------------
                                          Name:
                                          Title:

                                       DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                       the Trustee

                                       By:
                                          ---------------------------------
                                          Name:
                                          Title:

                                       DEUTSCHE BANK TRUST COMPANY DELAWARE,
                                       the Delaware Trustee

                                       By:
                                          ---------------------------------
                                          Name:
                                          Title:

                                       WELLS FARGO BANK MINNESOTA, NATIONAL
                                       ASSOCIATION, the Master Servicer

                                       By:
                                          ---------------------------------
                                          Name:
                                          Title:

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                                       WELLS FARGO BANK MINNESOTA, NATIONAL
                                       ASSOCIATION, the Securities Administrator

                                       By:
                                          ---------------------------------
                                          Name:
                                          Title:

                                       THORNBURG MORTGAGE HOME LOANS, INC

                                       By:
                                          ---------------------------------
                                          Name:
                                          Title: